UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 26, 2023
Date of Report (Date of earliest event reported)

HHG CAPITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40820	n/a
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 Commonwealth Lane
#03-20, Singapore	149544
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6659 1335

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units	HHGCU	Nasdaq Capital Market
Ordinary Shares	HHGC	Nasdaq Capital Market
Warrants	HHGCW	Nasdaq Capital Market
Rights	HHGCR	Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2023, Mr. Siang Yong Chew resigned from the board of directors (the “Board”), including from his committee positions on the Compensation Committee, the Audit Committee, and as Chairperson of the Nominating Committee, for personal reasons, effective immediately. Mr. Chew’s resignation is not as a result of any disagreement with the Company relating to its operations, policies or practices. On the same date, the Board appointed Mr. Ho Hock Lye Benjamin as an independent director of the Board, replacing Mr. Chew effective immediately, including his positions on the Compensation Committee, the Audit Committee, and as Chairperson of the Nominating Committee.

Mr. Ho is currently the Executive Director of Global Marketing Strategy for The Asia Pacific Exchange, Singapore, a position that reports to the CEO and which he has held since October 2022. From August 2021 through September 2022, Mr. Ho was the Senior Vice President of Sales & Marketing, Marketing Division of Hong Kong Exchanges and Clearing Limited (“HKEX”), where he managed a team overseeing the buy side and sell side. From May 2018 to July 2021, he was Senior Vice President of Commodities Development, Market Development for HKEX, where he led a broker relations team to execute the sales and marketing of HKEX commodities products. Mr. Ho was Director at Founder Futures in Hong Kong from December 2018 through April 2018, where he built the infrastructure to accommodate global futures products. He attended Outram Pre-University in Singapore from 1987 to 1988.

Mr. Ho does not have a family relationship with any director or executive officer of the Company and has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf as of July 28, 2023 by the undersigned hereunto duly authorized.

HHG Capital Corporation

By:	/s/ Chee Shiong (Keith) Kok
Chee Shiong (Keith) Kok
Chief Executive Officer

3